Exhibit 99.1

OSR Holdings, Inc. and OSR Holdings Co., Ltd. Announce Completion of Business Combination

OSR Holdings, Inc. to Begin Trading on the Nasdaq Stock Market LLC on Tuesday, February 18, 2025

Under the symbol “OSRH”

February 14, 2025 — OSR Holdings, Inc. (formerly Bellevue Life Sciences Acquisition Corp. (the “Company”)) and OSR Holdings Co., Ltd. (“OSR”) announced today the completion of their business combination (the “Business Combination”).

The Company now operates as “OSR Holdings, Inc.” following the successful completion of the Business Combination. Beginning on Tuesday, February 18, 2025, the common stock and warrants of the Company are expected to begin trading on the Nasdaq Stock Market LLC under the ticker symbols “OSRH” and “OSRHW,” respectively.

About OSR Holdings, Inc.

OSR Holdings, Inc. was a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Following the successful completion of the Business Combination, the Company now owns approximately 67% of the outstanding stock of OSR, and OSR stockholders holding an additional 22% of the outstanding OSR shares have entered into agreements with the Company providing for the acquisition by the Company of such shares via put/call provisions commencing in 2026.

About OSR Holdings Co., Ltd.

OSR is a global healthcare company dedicated to advancing healthcare outcomes and improving the quality of life for people and their families. OSR aims to build and develop a robust portfolio of innovative and potentially transformative therapies and healthcare solutions. Its current operating businesses (through three wholly-owned subsidiaries) include (i) developing oral immunotherapies for the treatment of cancer, (ii) developing design-augmented biologics for age-related and other degenerative diseases and (iii) neurovascular intervention medical device and systems distribution in Korea. OSR’s vision is to acquire and operate a portfolio of innovative health-care related companies globally.

Forward Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “goal,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding expectations and timing related to the execution of OSR’s mission to build and develop a robust portfolio of innovative and potentially transformative therapies and healthcare solutions. These forward-looking statements are based on information available to us as of the date of this communication and represent management’s current views and assumptions. Forward-looking statements are not guarantees of future performance, events or results and involve known and unknown risks, uncertainties and other factors, which may be beyond our control.

These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of the Company and OSR’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company and OSR. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about the Company and OSR that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties include risks related to OSR’s ability to execute on its strategy; regulatory uncertainties; the potential need for financing to sustain the Company; market, financial, political and legal conditions; the effects of competition; changes in applicable laws or regulations; and the outcome of any government and regulatory proceedings, investigations and inquiries. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by the forward-looking statements. There may be additional risks that we do not presently know or that we currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect our expectations, plans or forecasts of future events and views as of the date of this communication. We anticipate that subsequent events and developments will cause our assessments to change. However, while we may elect to update these forward-looking statements at some point in the future, the Company and OSR specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s and OSR’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements. Additional information concerning certain of these risk factors is contained in the Company’s most recent filings with the U.S. Securities and Exchange Commission, including under the section entitled “Risk Factors” in the prospectus filed on January 31, 2025 by the Company and other documents filed by the Company, or to be filed by the Company, with the SEC.

Media Contact

Tae Min Lee
OSR Holdings Co., Ltd.

Analyst

taemin.lee@osr-holdings.com

Investor Contact

Kuk Hyoun Hwang
OSR Holdings, Inc.

Chairman & CEO

peter.hwang@osr-holdings.com